UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 02, 2025

Acushnet Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-37935	45-2644353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bridge Street	Fairhaven,	Massachusetts	02719
(Address of principal executive offices)			(Zip Code)

(800) 225‑8500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.001 par value per share	GOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below in Item 5.07 of this Current Report on Form 8-K, on June 2, 2025, the stockholders of Acushnet Holdings Corp. (the “Company”) approved the Amended and Restated Acushnet Holdings Corp. 2015 Omnibus Incentive Plan (the “Amended and Restated 2015 Plan”). The Amended and Restated 2015 Plan increases the number of shares of common stock available for grant under the plan by 1,266,000 shares and extends the term of the plan through June 2, 2035.
A description of the material terms of the Amended and Restated 2015 Plan is set forth in Proposal No. 4 in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 18, 2025 (the “2025 Proxy Statement”), and such description is incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated 2015 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 2, 2025, Company held its 2025 Annual Meeting of Stockholders. For more information on the following proposals submitted to stockholders, see the 2025 Proxy Statement. Below are the final voting results.
Proposal No. 1 - Election of Directors
Stockholders elected the director nominees listed below to serve as members of the Company’s Board of Directors. The voting results for each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David Maher	49,004,914	7,754,225	1,525,748
Yoon Soo (Gene) Yoon	45,291,686	11,467,453	1,525,748
Leanne Cunningham	56,484,643	274,496	1,525,748
Gregory Hewett	56,183,991	575,148	1,525,748
Ho Yeon (Aaron) Lee	48,656,090	8,103,049	1,525,748
Jan Singer	54,442,057	2,317,082	1,525,748
Steven Tishman	56,473,072	286,067	1,525,748
Keun Chang (Kevin) Yoon	48,142,063	8,617,076	1,525,748

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
57,857,868	401,482	25,537	n/a

Proposal No. 3 - Non-Binding Vote to Approve Executive Compensation
Stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers for fiscal year 2024. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,448,355	126,874	183,910	1,525,748

Proposal No. 4 - Approval of the Amended and Restated Acushnet Holdings Corp. 2015 Omnibus Incentive Plan
Stockholders approved the Amended and Restated 2015 Plan. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,351,700	375,943	31,496	1,525,748

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Acushnet Holdings Corp. Amended and Restated 2015 Omnibus Incentive Plan.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSHNET HOLDINGS CORP.

By:	/s/ Roland Giroux
Name:	Roland Giroux
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: June 4, 2025